Exhibit 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jon W. Clark, certify that:

1.           I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of INDUS Realty Trust, Inc.; and

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ JON W. CLARK
Jon W. Clark
Executive Vice President and Chief Financial Officer
April 28, 2023